General information and significant events of the period (Tables)	12 Months Ended
Dec. 31, 2022
General Information And Significant Events Of Period
Schedule of list of direct or indirect interests held by the Company	List of direct or indirect interests held by the Company:

Name	Country of incorporation	Consolidation method	Interest held as at December 31,
			2022	2021
BliNK Biomedical SAS[1]	FR	Equity method[2]	48.9%	48.9%
Vaccines Holdings Sweden AB	SE	Consolidation	100%	100%
Valneva Austria GmbH	AT	Consolidation	100%	100%
Valneva Canada Inc.	CA	Consolidation	100%	100%
Valneva France SAS	FR	Consolidation	100%	100%
Valneva Scotland Ltd.	UK	Consolidation	100%	100%
Valneva Sweden AB	SE	Consolidation	100%	100%
Valneva UK Ltd.	UK	Consolidation	100%	100%
Valneva USA, Inc.	US	Consolidation	100%	100%
[1]See Note 5.16
[2]The investment in BliNK Biomedical SAS was reclassified from “Investments in associates” to “Assets classified as held for sale” as at June 30, 2022.
Schedule of impacts from COVID-19	Impact from COVID-19, including the COVID segment (VLA2001 vaccine development), is described in the following Notes as at December 31, 2022 and for the year ended December 31, 2022:

Impact from COVID-19	Note
COVID segment	5.1/5.28/5.29
The Company developed VLA2001, a vaccine against the SARS-CoV-2 virus causing COVID-19, which was approved with Emergency Use Authorization from Bahrain in February 2022, with Conditional Marketing Authorization from UK MHRA and received a full Marketing Authorization by EMA in June 2022. Valneva sold 1.25 million doses of VLA2001 to certain countries in the European Commission.
In 2022, Valneva sold 0.5 million doses of VLA2001 to the Kingdom of Bahrain and will sell 0.5 million doses in 2023.
For further information, see Note 5.5.

Capital investments for the manufacturing of VLA2001 were made. Due to the reduced demand for VLA2001, related equipment of €11.9 million, right of use assets of €1.0 million, leasehold improvements of €1.9 million and remaining inventory of €176.9 million were written off as at December 31, 2022. Of the impaired VLA2001 inventory, €159.4 million was written off in 2022. All other COVID equipment will be used within other segments from 2022 onwards.

From 2022 onward COVID is no longer a CGU for the purpose of the impairment test. For more information see Note 5.15.

Revenues from contracts with customers	5.5
Valneva’s total product sales reached €114.8 million in 2022 compared to €63.0 million in 2021, an increase of 82.3%. This was driven by a continued recovery of travel vaccine sales that surpassed expectations, complemented by COVID-19 vaccine sales in Europe and Bahrain (€29.6 million). IXIARO/JESPECT sales were €41.4 million in 2022 compared to €45.1 million in 2021, a decrease of 8.4%, driven by lower sales to the U.S. Department of Defense. This decrease was partly offset by the significant recovery of the private travel markets, with IXIARO/JESPECT private sales reaching €28.8 million in 2022 compared to €7.1 million in 2021. DUKORAL sales were €17.3 million in 2022 compared to €2.4 million in 2021, an increase of 610.3%, also benefitting from the significant recovery in the private travel markets. Third Party product sales grew to €26.5 million in 2022 compared to €15.4 million in 2021, an increase of 72.1%.

Inventories	5.18
While the write-down for IXIARO and DUKORAL which is expected not to be sold before the expiry date was reduced to €2.9 million, COVID-related inventory of €176.9 million was written down as of December 31, 2022.

Trade receivables	5.19	An assessment of expected credit loss resulted in only a minor impact on the Group’s figures.